UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2019

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 26, 2019, Camber Energy, Inc. (the “Company”), entered into a services agreement with a full-service digital PR firm. The agreement provides for the provision by the PR firm of investor awareness, social media management and content marking services to the Company, for the purposes of informing the marketplace about the Company’s prior Lineal Star Holdings, LLC acquisition and increasing investor communication. The agreement has a term of six months, provided the agreement can be terminated earlier upon the occurrence of certain events. We agreed to pay the PR firm a monthly fee for its services under the agreement. A copy of the scope of work relating to the services agreement is attached hereto as Exhibit 99.2.

On August 26, 2019, Camber filed a press release disclosing its entry into the services agreement described above. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

As of August 23, 2019, the Company had 36,871,124 shares of common stock issued and outstanding. The increase in our outstanding shares of common stock from the date of the Company’s July 8, 2019, 1-for-25 reverse stock split, is due solely to conversion of shares of Series C Preferred Stock of the Company into common stock, and conversion premiums due thereon, which are payable in shares of common stock, pursuant to the designation of such Series C Preferred Stock, at a current conversion price of $0.001 per share. The conversions are in the sole discretion of the Series C Preferred Stock holders.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated August 26, 2019
99.2	Digital PR Firm Services Agreement Scope of Work

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: August 26, 2019

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated August 26, 2019
99.2	Digital PR Firm Services Agreement Scope of Work